Income Taxes	2 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011 Predecessor [Member]
Income Tax Disclosure [Text Block]
5.	Income Taxes

The Company has incurred net operating losses of $89,400 which expire in fiscal years ended 2023 through 2031. The Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards.  The net deferred tax asset is $13,410 as of December 31, 2011, for which the Company recorded a valuation allowance because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

The reconciliation of the benefit for income taxes computed at the U.S. federal statutory rate to the Company’s effective tax rate for the periods ended December 31, 2011 and October 31, 2011 is as follows:

	Period Ended December 31, 2011	Year Ended October 31, 2011
	$	$
Income tax recovery at statutory rate	13,410	12,957
Valuation allowance change	(13,410)	(12,957)

Net deferred tax asset	–	–

Note 7 – Income taxes

The Company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During fiscal 2011 and 2010, the Company incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $35,000 at 2011, and will expire in the years 2013.

The Company’s net deferred income tax asset as of December 31, 2011 and 2010, after applying the corporate income tax rate in Albania of 10%, are as follows:

	December 31, 2011	December 31, 2010

Nets operating loss carry forward	$3,512	$1,980

Valuation allowance	(3,512)	(1,980)

Total	-	-